Exhibit 99.1

Alabama National BanCorporation Announces Record Earnings for First
Quarter

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--April 16, 2003--Alabama National BanCorporation ("ANB") (Nasdaq:ALAB) today announced record earnings for the quarter ended March 31, 2003.
    For the quarter, ANB reported diluted earnings per share of $0.75, up 10.2% from the year ago quarter. Net income of $9.5 million was up 10.7% from the 2002 first quarter. First quarter 2003 return on average equity was 16.21% and return on average assets was 1.16%. Net revenue, defined as net interest income plus noninterest income (excluding securities and asset disposition gains), grew to $46.7 million in the 2003 first quarter, up 15.5% from $40.4 million in the year ago quarter. Noninterest income, which represented 40.0% of total first quarter 2003 net revenues, grew 40.2% from the 2002 first quarter and was 1.5% above the record fourth quarter 2002 noninterest income figure.
    "We are pleased with the first quarter's revenue production and net income," said John H. Holcomb, III, Chairman and CEO. "Our noninterest income areas led this performance with another excellent quarter, and our loan portfolio showed some encouraging growth during the quarter. Our employees' hard work has given the company a great start to the year."
    Total assets at quarter-end of $3.58 billion were up 21.2% from $2.95 billion at March 31, 2002, driven largely by $266 million in loan growth and $219 million in securities growth. The loan growth represents a 13.2% annualized rate. Deposit growth over the last year of 14.1% slightly exceeded loan growth. March 31, 2003 share owners' equity was $240.4 million, or $19.44 per share, and tangible book value per share was $17.79. In comparison with year end, total assets grew $259 million, with $86 million in loan growth and $119 million in securities growth. Excluding wholesale CD's, deposits grew by $127 million from year-end levels. Total deposit growth from year end was $157 million.
    ANB continued to report strong asset quality performance, with quarter-end nonperforming assets at 0.68% of period end loans and other real estate, up slightly from 0.59% at year-end. Consistent with prior periods, ANB continues its practice of having no loans over 90 days past due and still accruing interest. The allowance for loan and lease losses covered nonperforming loans by 307%. Net charge-offs for the quarter of $548 thousand represent a 0.10% annualized rate.
    ANB is a $3.58 billion bank holding company operating 66 locations through eleven bank subsidiaries in Alabama, Florida and Georgia. The largest subsidiary for the holding company is Birmingham-based National Bank of Commerce (NBC). Other Alabama subsidiaries include:
First American Bank in Decatur/Huntsville and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Peoples State Bank in Groveland; and Public Bank in metropolitan Orlando and Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank, in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."
    Alabama National will provide an on-line, real time Web cast and rebroadcast of its first quarter conference call to discuss financial results for the quarter completed March 31, 2003. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.com, on April 17, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    Persons who do not have Internet access may dial 800-938-1464 to listen to the call at 9:00 a.m. Central Time on April 17. A telephonic replay will be available through April 24 by dialing 800-642-1687 and entering conference ID number 9372263.
    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue," "cash earnings" (cash earnings per share) and "tangible book value per share." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Securities and assets sale disposition gains are excluded from this figure because they are viewed as non-recurring in nature and could distort the measure. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value per share is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. ANB's management believes this measure is useful because it provides book value exclusive of intangible assets and because it is a measure used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward-looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                       Three Months Ended
                                           March 31,
                                    ----------------------- Percentage
                                       2003       2002      Change (b)
                                    ----------------------------------

 Net interest income                   $27,987     $27,077        3.4%
 Noninterest income                     18,745      13,227       41.7
 Total revenue                          46,732      40,304       15.9
 Provision for loan and lease
  losses                                 1,091       1,270      (14.1)
 Noninterest expense                    31,491      26,455       19.0
 Net income before income taxes         14,150      12,579       12.5
 Income taxes                            4,625       3,971       16.5
 Net income                             $9,525      $8,608       10.7


 Weighted average common and common
 equivalent shares outstanding
   Basic                                12,503      12,350        1.2%
   Diluted                              12,685      12,634         .4

 Net income per common share
   Basic                                  $.76        $.70        9.3%
   Diluted                                 .75         .68       10.2

 Cash earnings (a)
   Total                                $9,693      $8,746       10.8%
   Basic                                   .78         .71        9.5
   Diluted                                 .76         .69       10.4

 Cash dividends declared on common
  stock                                  $.285        $.25
 Return on average assets                 1.16%       1.21%
 Return on average equity                16.21       16.35


         Noninterest Income

 Securities gains                           $5         $30         NM
 Service charge income                   3,322       2,722       22.0%
 Investment services income              5,160       3,081       67.5
 Securities brokerage and trust
  income                                 4,118       2,808       46.7
 Origination and sale of mortgages       3,334       2,413       38.2
 Gain (loss) on disposal of assets          49        (133)    (136.8)
 Bank owned life insurance                 720         713        1.0
 Insurance commissions                     784         527       48.8
 Other                                   1,253       1,066       17.5
                                    -----------------------
 Total noninterest income              $18,745     $13,227       41.7
                                    =======================

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful

                                           March 31,
                                    ----------------------- Percentage
                                       2003       2002        Change
                                    ----------------------------------
 Total assets                       $3,575,147  $2,950,062       21.2%
 Earning assets                      3,205,753   2,690,199       19.2
 Securities (a)                        818,848     599,922       36.5
 Loans held for sale                    61,162      20,818      193.8
 Loans and leases, net of unearned
  income                             2,277,520   2,011,162       13.2
 Allowance for loan and lease
  losses                                33,247      29,613       12.3
 Deposits                            2,487,548   2,179,227       14.1
 Short-term borrowings                  95,200      91,100        4.5
 Long-term debt                        274,057     184,631       48.4
 Stockholders' equity                  240,444     212,705       13.0

 (a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                    As of / For the Three Months Ended
                                    March 31,  December 31,  March 31,
                                       2003        2002        2002
                                    ----------------------------------
 Nonaccrual loans                      $10,813     $10,282     $7,978
 Restructured loans                          -           -          -
 Loans past due 90 days or more and
  still accruing                              0           0          0
 Total nonperforming loans              10,813      10,282      7,978
 Other real estate owned                 4,738       2,569      1,633
 Total nonperforming assets             15,551      12,851      9,611
 Total non performing assets as a
  percentage of period-end loans
  and other real estate (a)               0.68%       0.59%      0.48%
 Allowance for loan and lease
  losses                                33,247      32,704     29,613
 Provision for loan and lease
  losses                                 1,091       3,230      1,270
 Loans charged off                       1,404       3,527        876
 Loan recoveries                           856         327        700
 Net loan and lease losses                 548       3,200        176
 Allowance for loan and lease
  losses as a percentage of period-
  end loans and leases (a)                1.46%       1.49%      1.47%
 Allowance for loan and lease
  losses as a percentage of period-
  end nonperforming loans               307.47      318.07     371.18
 Net losses to average loans and
  leases (annualized)                     0.10        0.56       0.04

(a) Excludes loans held for sale
NM - Not meaningful

                    TAXABLE EQUIVALENT YIELDS/RATES

                                          Three Months Ended
                                    March 31,  December 31,  March 31,
                                       2003        2002        2002
                                    ----------------------------------
 Interest income:
    Interest and fees on loans and
     leases                               6.19%       6.41%      7.07%
    Interest on securities:
        Taxable                           4.48        5.10       6.04
        Non-taxable                       7.09        7.45       7.61
    Total interest earning assets         5.72        6.06       6.76

 Interest expense:
    Interest on deposits                  2.19        2.41       2.92
    Interest on short-term
     borrowing                            2.11        2.89       2.28
    Interest on long-term debt            4.02        4.26       4.73
    Total interest bearing
     liabilities                          2.24        2.46       2.93
    Net interest spread                   3.48        3.60       3.83
    Net interest margin                   3.73        3.89       4.18


                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                           March 31,
                                    -----------------------
                                        2003        2002
                                    -----------------------

 Stockholders' Equity:
    Equity to assets                      6.73%       7.21%
    Leverage ratio                        7.31        7.27
    Book value per common share (a)     $19.44      $17.22
    Tangible book value per common
     share (a)(b)                        17.79       15.66
    Ending shares outstanding           12,369      12,353

(a) Includes a cumulative mark to market adjustment to equity of $0.25 and $0.00 per share at March 31, 2003 and 2002, respectively.
(b) Total equity reduced by intangible assets divided by common shares outstanding.


                         RECONCILIATION TABLE

                                       Three Months Ended
                                           March 31,
                                    -----------------------
                                        2003        2002
                                    -----------------------
 Total revenue                         $46,732     $40,304
 Securities gains                           (5)        (30)
 Disposal of assets                        (49)        133
 Net revenue                           $46,678     $40,407

 Net income                             $9,525      $8,608
 Amortization of intangibles, net
  of tax                                   168         138
 Cash earnings                          $9,693      $8,746

 Book value                           $240,444    $212,705
 Intangible assets                     (20,389)    (19,209)
 Tangible book value                  $220,055    $193,496

 Book value per common share            $19.44      $17.22
 Effect of intangible assets per
  share                                  (1.65)      (1.56)
 Tangible book value per common
  share                                 $17.79      $15.66



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except share amounts)

                                             March 31,     March 31,
                                                2003          2002
                                            ------------  ------------

 Assets
  Cash and due from banks                      $100,682       $91,940
  Interest-bearing deposits in other banks       11,453        25,084
  Investment securities (estimated market
   values of $361,956 and $245,708)             358,411       247,662
  Securities available for sale                 460,437       352,260
  Trading securities                                  -             -
  Federal funds sold and securities
   purchased under resell agreements             36,770        33,213
  Loans held for sale                            61,162        20,818
  Loans and leases                            2,279,997     2,013,502
  Unearned income                                (2,477)       (2,340)
                                             -----------   -----------
  Loans and leases, net of unearned income    2,277,520     2,011,162
  Allowance for loan and lease losses           (33,247)      (29,613)
                                             -----------   -----------
  Net loans and leases                        2,244,273     1,981,549
  Property, equipment and leasehold
   improvements, net                             73,469        65,809
  Goodwill                                       15,925        15,325
  Other intangible assets                         4,464         3,884
  Cash surrender value of life insurance         57,075        53,888
  Receivable from investment division
   customers                                    113,498        17,559
  Other assets                                   37,528        41,071
                                             -----------   -----------
  Totals                                     $3,575,147    $2,950,062
                                             ===========   ===========

 Liabilities and Stockholders' Equity
  Deposits:
  Noninterest bearing                          $360,572      $320,101
  Interest bearing                            2,126,976     1,859,126
                                             -----------   -----------
  Total deposits                              2,487,548     2,179,227
  Federal funds purchased and securities
   sold under repurchase agreements             324,522       222,570
  Treasury, tax and loan accounts                   330           660
  Short-term borrowings                          95,200        91,100
  Payable for securities purchased for
   investment division customers                108,448        17,349
  Accrued expenses and other liabilities         44,598        41,820
  Long-term debt                                274,057       184,631
                                             -----------   -----------
  Total liabilities                           3,334,703     2,737,357

  Common stock, $1 par; 27,500,000 and
   17,500,000 shares authorized at March
   31, 2003 and 2002, respectively;
   12,424,544 shares issued at both March
   31, 2003 and 2002, respectively               12,425        12,425
  Additional paid-in capital                    105,801       104,016
  Retained earnings                             121,007        98,207
  Treasury stock at cost, 55,270 and 71,664
   shares at March 31, 2003 and 2002,
   respectively                                  (1,847)       (1,930)
  Accumulated other comprehensive income
   (loss), net of tax                             3,058           (13)
                                             -----------   -----------
  Total stockholders' equity                    240,444       212,705
                                             -----------   -----------
  Totals                                     $3,575,147    $2,950,062
                                             ===========   ===========


           Alabama National BanCorporation and Subsidiaries
             Consolidated Statements of Income (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except per share data)

                                                For the three months
                                                   ended March 31,
                                               -----------------------
                                                  2003        2002
                                                ---------- -----------

Interest income:
 Interest and fees on loans and leases            $34,516     $34,953
 Interest on securities                             8,335       8,748
 Interest on deposits in other banks                   35          41
 Interest on trading securities                        20          15
 Interest on Federal funds sold and securities
  purchased under resell agreements                   124         200
                                                ---------- -----------
Total interest income                              43,030      43,957

Interest expense:
 Interest on deposits                              11,146      13,105
 Interest on Federal funds purchased and
  securities sold under repurchase agreements         759         935
 Interest on long and short-term borrowings         3,138       2,840
                                                ---------- -----------
Total interest expense                             15,043      16,880
                                                ---------- -----------
Net interest income                                27,987      27,077
Provision for loan losses                           1,091       1,270
                                                ---------- -----------
Net interest income after provision for loan
 losses                                            26,896      25,807

Noninterest income:
 Securities gains                                       5          30
 Gain (loss) on disposition of assets                  49        (133)
 Service charges on deposit accounts                3,322       2,722
 Investment services income                         5,160       3,081
 Securities brokerage and trust income              4,118       2,808
 Origination and sale of mortgage loans             3,334       2,413
 Bank owned life insurance                            720         713
 Insurance commissions                                784         527
 Other                                              1,253       1,066
                                                ---------- -----------
Total noninterest income                           18,745      13,227

Noninterest expense:
 Salaries and employee benefits                    15,292      13,428
 Commission based compensation                      5,574       3,440
 Occupancy and equipment expenses                   3,213       2,768
 Amortization of intangibles                          233         184
 Other                                              7,179       6,635
                                                ---------- -----------
Total noninterest expense                          31,491      26,455
                                                ---------- -----------

Income before provision for income taxes           14,150      12,579
Provision for income taxes                          4,625       3,971
                                                ---------- -----------
Net income                                         $9,525      $8,608
                                                ========== ===========

Net income per common share (basic)                  $.76        $.70
                                                ========== ===========

Weighted average common shares outstanding
 (basic)                                           12,503      12,350
                                                ========== ===========

Net income per common share (diluted)                $.75        $.68
                                                ========== ===========

Weighted average common and common equivalent
 shares outstanding (diluted)                      12,685      12,634



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)


                                             Three Months 03/31/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
Assets:
Earning assets:
 Loans and leases (1)                    $2,264,444   $34,586    6.19%
 Securities:
   Taxable                                  720,745     7,964    4.48
   Tax exempt                                32,158       562    7.09
 Cash balances in other banks                10,525        35    1.35
 Funds sold                                  38,492       124    1.31
 Trading account securities                   2,165        20    3.75
                                         ----------- ---------
    Total earning assets (2)              3,068,529    43,291    5.72
                                         ----------- ---------
Cash and due from banks                      88,342
Premises and equipment                       73,273
Other assets                                143,299
Allowance for loan and lease losses         (33,153)
                                         -----------
     Total assets                        $3,340,290
                                         ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $499,012    $1,312    1.07
   Savings deposits                         406,117     1,048    1.05
   Time deposits                          1,159,107     8,786    3.07
   Funds purchased                          288,195       759    1.07
   Other short-term borrowings              106,749       556    2.11
   Long-term debt                           260,171     2,582    4.02
                                         ----------- ---------
        Total interest-bearing
         liabilities                      2,719,351    15,043    2.24
                                         ----------- ---------
 Demand deposits                            322,448
 Accrued interest and other liabilities      60,225
 Stockholders' equity                       238,266
                                         -----------
     Total liabilities and stockholders'
      equity                             $3,340,290
                                         ===========

 Net interest spread                                             3.48%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     28,248    3.73%
 Tax equivalent adjustment (2)                            261
                                                     ---------
 Net interest income/margin                           $27,987    3.70%
                                                     ========= =======


                                             Three Months 03/31/02
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
Assets:
Earning assets:
 Loans and leases(1)                     $2,008,617   $35,030    7.07%
 Securities:
   Taxable                                  561,163     8,351    6.04
   Tax exempt                                32,065       602    7.61
 Cash balances in other banks                 7,649        41    2.17
 Funds sold                                  44,200       200    1.84
 Trading account securities                   1,218        15    4.99
                                         ----------- ---------
    Total earning assets (2)              2,654,912    44,239    6.76
                                         ----------- ---------
Cash and due from banks                      95,123
Premises and equipment                       62,987
Other assets                                113,201
Allowance for loan and lease losses         (29,267)
                                         -----------
     Total assets                        $2,896,956
                                         ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $389,228    $1,296    1.35
   Savings deposits                         395,751     1,445    1.48
   Time deposits                          1,034,979    10,364    4.06
   Funds purchased                          238,725       935    1.59
   Other short-term borrowings               70,902       399    2.28
   Long-term debt                           209,355     2,441    4.73
                                         ----------- ---------
        Total interest-bearing
         liabilities                      2,338,940    16,880    2.93
                                         ----------- ---------
 Demand deposits                            299,284
 Accrued interest and other liabilities      45,270
 Stockholders' equity                       213,462
                                         -----------
     Total liabilities and stockholders'
      equity                             $2,896,956
                                         ===========

 Net interest spread                                             3.83%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     27,359    4.18%
 Tax equivalent adjustment (2)                            282
                                                     ---------
 Net interest income/margin                           $27,077    4.14%
                                                     ========= =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                             Three Months 03/31/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $2,264,444   $34,586    6.19%
   Securities:
    Taxable                                 720,745     7,964    4.48
    Tax exempt                               32,158       562    7.09
   Cash balances in other banks              10,525        35    1.35
   Funds sold                                38,492       124    1.31
   Trading account securities                 2,165        20    3.75
                                         ----------- ---------
       Total earning assets (2)           3,068,529    43,291    5.72
                                         ----------- ---------
 Cash and due from banks                     88,342
 Premises and equipment                      73,273
 Other assets                               143,299
 Allowance for loan and lease losses        (33,153)
                                         -----------
        Total assets                     $3,340,290
                                         ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $499,012    $1,312    1.07
   Savings deposits                         406,117     1,048    1.05
   Time deposits                          1,159,107     8,786    3.07
   Funds purchased                          288,195       759    1.07
   Other short-term borrowings              106,749       556    2.11
   Long-term debt                           260,171     2,582    4.02
                                         ----------- ---------
        Total interest-bearing
         liabilities                      2,719,351    15,043    2.24
                                         ----------- ---------
 Demand deposits                            322,448
 Accrued interest and other liabilities      60,225
 Stockholders' equity                       238,266
                                         -----------
     Total liabilities and stockholders'
      equity                             $3,340,290
                                         ===========

 Net interest spread                                             3.48%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     28,248    3.73%
 Tax equivalent adjustment (2)                            261
                                                     ---------
 Net interest income/margin                           $27,987    3.70%
                                                     ========= =======


                                             Three Months 12/31/02
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $2,252,414   $36,391    6.41%
   Securities:
    Taxable                                 525,559     6,759    5.10
    Tax exempt                               30,854       579    7.45
   Cash balances in other banks              13,248        45    1.35
   Funds sold                                55,677       186    1.33
   Trading account securities                 4,270        38    3.53
                                         ----------- ---------
       Total earning assets (2)           2,882,022    43,998    6.06
                                         ----------- ---------
 Cash and due from banks                     93,006
 Premises and equipment                      70,651
 Other assets                               156,100
 Allowance for loan and lease losses        (33,248)
                                         -----------
        Total assets                     $3,168,531
                                         ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $425,742    $1,241    1.16
   Savings deposits                         389,943     1,221    1.24
   Time deposits                          1,128,249     9,342    3.29
   Funds purchased                          298,306     1,003    1.33
   Other short-term borrowings               76,747       559    2.89
   Long-term debt                           221,885     2,380    4.26
                                         ----------- ---------
        Total interest-bearing
         liabilities                      2,540,872    15,746    2.46
                                         ----------- ---------
 Demand deposits                            331,875
 Accrued interest and other liabilities      62,829
 Stockholders' equity                       232,955
                                         -----------
     Total liabilities and stockholders'
      equity                             $3,168,531
                                         ===========

 Net interest spread                                             3.60%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                     28,252    3.89%
 Tax equivalent adjustment (2)                            260
                                                     ---------
 Net interest income/margin                           $27,992    3.85%
                                                     ========= =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

    CONTACT: Alabama National BanCorporation
             John H. Holcomb, III, 205/583-3648
             or
             William E. Matthews, V, 205/583-3650